                                   FIRST FUNDS

                      U.S. TREASURY MONEY MARKET PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO
                             CASH RESERVE PORTFOLIO

                          Supplement Dated May 19, 1999

     The following information supplements and should be read in conjunction with the information provided in the Portfolios' Prospectus dated October 26, 1998.

     Effective May 18, 1999, waivers for the U.S. Treasury Money Market Portfolio have changed. First Tennessee Bank National Association, the Portfolio's Adviser, has voluntarily agreed to waive its fee down to .08% of the Portfolio's average net assets. ALPS Mutual Funds Services, Inc., as Administrator, has voluntarily agreed to waive its entire fee for the Portfolio. First Tennessee, as Co-Administrator, has also voluntarily agreed to waive its entire fee for the Portfolio.

     Based on the changes described above, the following data shall be inserted in lieu of the data for the U.S. Treasury Money Market Portfolio in the table under the section "SUMMARY OF PORTFOLIO EXPENSES - A. EXPENSE SUMMARY":


                                                    U.S. TREASURY
                                                MONEY MARKET PORTFOLIO
                                          -----------------------------------

                                           CLASS I     CLASS II     CLASS III
                                           -------     --------     ---------
ANNUAL PORTFOLIO OPERATING EXPENSES:
  (as a percentage of average net assets)
Management Fees*                            .08%         .08%         .08%
12b-1 Fees*                                 .00%         .00%         .25%
Other Expenses*                             .25%         .42%         .17%
                                            ----         ----         ----

Total Portfolio Operating Expenses*         .33%         .50%         .50%
                                            ----         ----         ----
                                            ----         ----         ----

*After expense waivers or limitations.

     The following data shall be inserted in lieu of the data for the U.S. Treasury Money Market Portfolio in the table under the section "SUMMARY OF PORTFOLIO EXPENSES - B. Example":


                                                      U.S. TREASURY
                                                  MONEY MARKET PORTFOLIO
                                          -----------------------------------
                                           CLASS I     CLASS II     CLASS III
                                           -------     --------     ---------
                           1 year               $3           $5            $5
                           3 years             $11          $16           $16
                           5 years             $19          $28           $28
                           10 years            $42          $63           $63